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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 22, 2000

                              NEXTEL PARTNERS, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                DELAWARE              333-78459             91-1930918
   (STATE OR OTHER JURISDICTION      (COMMISSION          (IRS EMPLOYER
              OF INCORPORATION)         NUMBER)         IDENTIFICATION NO.)

                               4500 CARILLON POINT
                           KIRKLAND, WASHINGTON 98033
                                 (425) 828-1713

   (ADDRESS AND TELEPHONE NUMBER OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)


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ITEM 5.           OTHER EVENTS

         On February 22, 2000, Nextel Partners, Inc. (the "Company") filed Amendment No. 2 to Registration Statement on Form S-1, which amendment contained the Company's consolidated financial statements for and as of the year ended December 31, 1999 and a "Management's Discussion and Analysis of Financial Condition and Results of Operations" section discussing, among other things, the Company's results of operations for and as of the year ended December 31, 1999. The Company's consolidated financial statements for and as of the year ended December 31, 1999, as well as the Company's "Management's Discussion and Analysis of Financial Condition and Results of Operations" section, are attached as exhibits hereto.

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS.

(c)      EXHIBITS.

Exhibit No.                      Description
--------------------------------------------
99.1                      Consolidated financial statements of Nextel
                          Partners, Inc. and subsidiaries as of and for the years ended December 31, 1999 and 1998 (incorporated by reference from the "Index to Consolidated Financial Statements" section of Amendment No. 2 to Registration Statement on Form S-1 filed February 22, 2000
                          (File No. 333-95473))

99.2 Management's Discussion and Analysis of Financial Condition and Results of Operation (incorporated by reference from the similarly captioned section of Amendment No. 2 to Registration Statement on Form S-1 filed February 22, 2000 (File No. 333-95473))

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           NEXTEL PARTNERS, INC.

Date:  February 22, 2000

                                             By: /s/ JOHN D. THOMPSON
                                        ----------------------------------------
                                        John D. Thompson
                                        Chief Financial Officer and Treasurer


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                                  EXHIBIT INDEX

Exhibit                          Description
--------------------------------------------

99.1                      Consolidated financial statements of Nextel
                          Partners, Inc. and subsidiaries as of and for the years ended December 31, 1999 and 1998 (incorporated by reference from the "Index to Consolidated Financial Statements" section of Amendment No. 2 to Registration Statement on Form S-1 filed February 22, 2000
                          (File No. 333-95473))

99.2 Management's Discussion and Analysis of Financial Condition and Results of Operation (incorporated by reference from the similarly captioned section of Amendment No. 2 to Registration Statement on Form S-1 filed February 22, 2000 (File No. 333-95473))